DELAWARE GROUP® INCOME FUNDS

Delaware Corporate Bond Fund
Delaware Extended Duration Bond Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statutory Prospectus (the “Combined Prospectus”)
and Statement of Information (the “Combined SAI”), dated Nov. 27, 2015

In connection with the establishment of a new R6 share class, Delaware Extended Duration Bond Fund has created a separate, stand-alone amended and restated Statutory Prospectus and a separate, stand-alone amended and restated SAI, each dated April 30, 2016.

Accordingly, all references to the Delaware Extended Duration Bond Fund in the Combined Prospectus and Combined SAI are hereby deleted.

Neither Delaware Management Company nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Please keep this Supplement for future reference.

This Supplement is dated April 30, 2016.